Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	4Q19

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income and Regional Average Assets and ROA	5

Global Consumer Banking (GCB)	6
Retail Banking and Cards Key Indicators	7
North America	8 - 10
Latin America(1)	11 - 12
Asia(2)	13 - 14
Institutional Clients Group (ICG)	15
Revenues by Business	16

Corporate / Other	17

Citigroup Supplemental Detail
Average Balances and Interest Rates	18
Deposits	19
Loans (EOP)	20
Consumer Loan Delinquency Amounts and Ratios
90+ Days	21
30-89 Days	22
Allowance for Credit Losses	23 - 24
Components of Provision for Loan Losses	25
Non-Accrual Assets	26

CET1 Capital and Supplementary Leverage Ratios, Tangible Common Equity,	27
Book Value Per Share and Tangible Book Value Per Share

(1)	Latin America GCB consists of Citi's consumer banking operations in Mexico.
(2)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

CITIGROUP -- FINANCIAL SUMMARY

(In millions of dollars, except per share amounts, and as otherwise noted)

	4Q	1Q	2Q	3Q	4Q	4Q19 Increase/ (Decrease) from		Full Year	Full Year	FY 2019 vs. FY 2018 Increase/
	2018	2019	2019	2019	2019	3Q19	4Q18	2018	2019	(Decrease)

Total Revenues, Net of Interest Expense	$17,124	$18,576	$18,758	$18,574	$18,378	(1%)	7%	$72,854	$74,286	2%
Total Operating Expenses	9,893	10,584	10,500	10,464	10,454	-	6%	41,841	42,002	-
Net Credit Losses (NCLs)	1,786	1,948	1,963	1,913	1,944	2%	9%	7,113	7,768	9%
Credit Reserve Build / (Release)	64	(4)	126	149	179	20%	NM	241	450	87%
Provision / (Release) for Unfunded Lending Commitments	47	24	(15)	9	74	NM	57%	113	92	(19%)
Provision for Benefits and Claims	28	12	19	17	25	47%	(11%)	101	73	(28%)
Provisions for Credit Losses and for Benefits and Claims	$1,925	$1,980	$2,093	$2,088	$2,222	6%	15%	$7,568	$8,383	11%
Income from Continuing Operations before Income Taxes	$5,306	$6,012	$6,165	$6,022	$5,702	(5%)	7%	$23,445	$23,901	2%
Income Taxes (1)(2)(3)	1,001	1,275	1,373	1,079	703	(35%)	(30%)	5,357	4,430	(17%)
Income from Continuing Operations	$4,305	$4,737	$4,792	$4,943	$4,999	1%	16%	$18,088	$19,471	8%
Income (Loss) from Discontinued Operations, net of Taxes	(8)	(2)	17	(15)	(4)	73%	50%	(8)	(4)	50%
Net Income before Noncontrolling Interests	$4,297	$4,735	$4,809	$4,928	$4,995	1%	16%	$18,080	$19,467	8%
Net Income (Loss) Attributable to Noncontrolling Interests	(16)	25	10	15	16	7%	NM	35	66	89%
Citigroup's Net Income	$4,313	$4,710	$4,799	$4,913	$4,979	1%	15%	$18,045	$19,401	8%

Diluted Earnings Per Share:
Income from Continuing Operations	$1.65	$1.87	$1.94	$2.08	$2.15	3%	30%	$6.69	$8.04	20%
Citigroup's Net Income	$1.64	$1.87	$1.95	$2.07	$2.15	4%	31%	$6.68	$8.04	20%
Shares (in millions):
Average Basic	2,401.1	2,340.4	2,286.1	2,220.8	2,149.4	(3%)	(10%)	2,493.3	2,249.2	(10%)
Average Diluted	2,402.7	2,342.4	2,289.0	2,237.1	2,166.8	(3%)	(10%)	2,494.8	2,265.3	(9%)
Common Shares Outstanding, at period end	2,368.5	2,312.5	2,259.1	2,183.2	2,114.1	(3%)	(11%)

Preferred Dividends	$313	$262	$296	$254	$296	17%	(5%)	$1,174	$1,109	(6%)

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$3,960	$4,391	$4,436	$4,647	$4,653	-	18%	$16,680	$18,174	9%
Citigroup's Net Income	$3,952	$4,389	$4,453	$4,632	$4,649	-	18%	$16,672	$18,171	9%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$3,960	$4,391	$4,436	$4,656	$4,661	-	18%	$16,680	$18,207	9%
Citigroup's Net Income	$3,952	$4,389	$4,453	$4,641	$4,657	-	18%	$16,672	$18,204	9%

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 (CET1) Capital Ratio (4)(5)	11.86%	11.91%	11.89%	11.58%	11.7%
Tier 1 Capital Ratio (4)(5)	13.46%	13.47%	13.43%	13.20%	13.3%
Total Capital Ratio (4)(5)	16.18%	16.44%	16.36%	16.07%	15.7%
Supplementary Leverage Ratio (SLR)(5)(6)	6.41%	6.44%	6.38%	6.27%	6.2%
Return on Average Assets	0.88%	0.98%	0.97%	0.97%	0.99%			0.94%	0.98%
Return on Average Common Equity	9.0%	10.2%	10.1%	10.4%	10.6%			9.4%	10.3%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	57.8%	57.0%	56.0%	56.3%	56.9%			57.4%	56.5%

Balance Sheet Data (in billions of dollars, except per share amounts)(5):
Total Assets	$1,917.4	$1,958.4	$1,988.2	$2,014.8	$1,951.2	(3%)	2%
Total Average Assets	1,936.8	1,939.4	1,979.1	2,000.1	1,996.6	-	3%	$1,920.2	$1,978.8	3%
Total Deposits	1,013.2	1,030.4	1,045.6	1,087.8	1,070.6	(2%)	6%
Citigroup's Stockholders' Equity	196.2	196.3	197.4	196.4	193.2	(2%)	(2%)
Book Value Per Share	75.05	77.09	79.40	81.02	82.90	2%	10%
Tangible Book Value Per Share (7)	63.79	65.55	67.64	69.03	70.39	2%	10%

Direct Staff (in thousands)	204	203	200	199	200	1%	(2%)

(1)      4Q19 includes discrete tax items of roughly $540 million, including an approximate $430 million benefit of a reduction in Citi’s valuation allowance related to its Deferred Tax Assets (DTAs).

(2)      3Q19 includes discrete tax items of roughly $230 million, including an approximate $180 million benefit of a reduction in Citi’s valuation allowance related to its DTAs.

(3)      4Q18 includes a one-time benefit of $94 million, recorded in the tax line in Corporate/Other, due to the finalization of the provisional component of the impact based on Citi’s analysis, as well as additional guidance received from the U.S. Treasury Department related to the enactment of the Tax Cuts and Jobs Act.

(4)      For all periods presented, Citi's reportable CET1 Capital and Tier 1 Capital ratios were derived under the U.S. Basel III Standardized Approach, whereas Citi's reportable Total Capital ratios were derived under the U.S. Basel III Advanced Approaches framework. The reportable ratios represent the lower of each of the three risk-based capital ratios (CET1 Capital, Tier 1 Capital and Total Capital) under both the Standardized Approach and the Advanced Approaches under the Collins Amendment. For the composition of Citi's CET1 Capital and ratio, see page 27.

(5)      December 31, 2019 is preliminary.

(6)      For the composition of Citi's SLR, see page 27.

(7)      Tangible book value per share is a non-GAAP financial measure. For a reconciliation of this measure to reported results, see page 27.

Note:  Ratios and variance percentages are calculated based on the displayed amounts. Due to averaging and roundings, quarterly earnings per share may not sum to the YTD totals.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

	4Q	1Q	2Q	3Q	4Q	4Q19 Increase/ (Decrease) from		Full Year	Full Year	FY 2019 vs. FY 2018 Increase/
	2018	2019	2019	2019	2019	3Q19	4Q18	2018	2019	(Decrease)

Revenues
Interest revenue	$18,776	$19,076	$19,712	$19,177	$18,545	(3%)	(1%)	$70,828	$76,510	8%
Interest expense	6,853	7,317	7,762	7,536	6,548	(13%)	(4%)	24,266	29,163	20%
Net interest revenue	11,923	11,759	11,950	11,641	11,997	3%	1%	46,562	47,347	2%

Commissions and fees	2,913	2,926	2,881	2,906	3,033	4%	4%	11,857	11,746	(1%)
Principal transactions	1,173	2,804	1,874	2,802	1,412	(50%)	20%	8,905	8,892	-
Administrative and other fiduciary fees	830	839	869	880	823	(6%)	(1%)	3,580	3,411	(5%)
Realized gains (losses) on investments	80	130	468	361	515	43%	NM	421	1,474	NM
Other-than-temporary impairment losses on investments and other assets	(19)	(8)	(5)	(14)	(5)	64%	74%	(132)	(32)	76%
Other revenue	224	126	721	(2)	603	NM	NM	1,661	1,448	(13%)
Total non-interest revenues	5,201	6,817	6,808	6,933	6,381	(8%)	23%	26,292	26,939	2%
Total revenues, net of interest expense	17,124	18,576	18,758	18,574	18,378	(1%)	7%	72,854	74,286	2%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	1,786	1,948	1,963	1,913	1,944	2%	9%	7,113	7,768	9%
Credit reserve build / (release)	64	(4)	126	149	179	20%	NM	241	450	87%
Provision for loan losses	1,850	1,944	2,089	2,062	2,123	3%	15%	7,354	8,218	12%
Provision for policyholder benefits and claims	28	12	19	17	25	47%	(11%)	101	73	(28%)
Provision for unfunded lending commitments	47	24	(15)	9	74	NM	57%	113	92	(19%)
Total provisions for credit losses and for benefits and claims	1,925	1,980	2,093	2,088	2,222	6%	15%	7,568	8,383	11%

Operating Expenses
Compensation and benefits	4,576	5,658	5,381	5,329	5,065	(5%)	11%	21,154	21,433	1%
Premises and equipment	596	564	569	580	615	6%	3%	2,324	2,328	-
Technology / communication expense	1,832	1,720	1,724	1,783	1,850	4%	1%	7,193	7,077	(2%)
Advertising and marketing expense	375	359	434	378	345	(9%)	(8%)	1,545	1,516	(2%)
Other operating	2,514	2,283	2,392	2,394	2,579	8%	3%	9,625	9,648	-
Total operating expenses	9,893	10,584	10,500	10,464	10,454	-	6%	41,841	42,002	-

Income from Continuing Operations before
Income Taxes	5,306	6,012	6,165	6,022	5,702	(5%)	7%	23,445	23,901	2%
Provision for income taxes (1)(2)	1,001	1,275	1,373	1,079	703	(35%)	(30%)	5,357	4,430	(17%)

Income (Loss) from Continuing Operations	4,305	4,737	4,792	4,943	4,999	1%	16%	18,088	19,471	8%
Discontinued Operations
Income (Loss) from Discontinued Operations	(9)	(2)	(10)	(15)	(4)	73%	56%	(26)	(31)	(19%)
Provision (benefits) for income taxes	(1)	-	(27)	-	-	-	100%	(18)	(27)	(50%)
Income (Loss) from Discontinued Operations, net of taxes	(8)	(2)	17	(15)	(4)	73%	50%	(8)	(4)	50%

Net Income before Noncontrolling Interests	4,297	4,735	4,809	4,928	4,995	1%	16%	18,080	19,467	8%

Net Income (Loss) attributable to noncontrolling interests	(16)	25	10	15	16	7%	NM	35	66	89%
Citigroup's Net Income	$4,313	$4,710	$4,799	$4,913	$4,979	1%	15%	$18,045	$19,401	8%

(1)	4Q19 includes discrete tax items of roughly $540 million, including an approximate $430 million benefit of a reduction in Citi’s valuation allowance related to its Deferred Tax Assets (DTAs).
(2)	3Q19 includes discrete tax items of roughly $230 million, including an approximate $180 million benefit of a reduction in Citi’s valuation allowance related to its DTAs.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						4Q19 Increase/
	December 31,	March 31,	June 30,	September 30,	December 31,	(Decrease) from
	2018	2019	2019	2019	2019 (1)	3Q19	4Q18
Assets
Cash and due from banks (including segregated cash and other deposits)	$23,645	$24,448	$24,997	$24,086	$23,967	-	1%
Deposits with banks	164,460	181,445	178,246	196,357	169,952	(13%)	3%
Securities borrowed and purchased under agreements to resell	270,684	264,495	259,769	261,125	251,322	(4%)	(7%)
Brokerage receivables	35,450	44,500	50,027	54,215	39,857	(26%)	12%
Trading account assets	256,117	286,511	306,831	306,824	276,140	(10%)	8%
Investments
Available-for-sale and non-marketable equity securities	288,038	275,132	273,435	275,425	280,265	2%	(3%)
Held-to-maturity debt securities	63,357	66,842	68,693	75,841	80,775	7%	27%
Equity securities	7,212	7,307	7,574	7,117	7,523	6%	4%
Total investments	358,607	349,281	349,702	358,383	368,563	3%	3%
Loans, net of unearned income
Consumer	302,360	290,968	296,505	297,400	309,548	4%	2%
Corporate	381,836	391,378	392,165	394,343	389,935	(1%)	2%
Loans, net of unearned income	684,196	682,346	688,670	691,743	699,483	1%	2%
Allowance for loan losses	(12,315)	(12,329)	(12,466)	(12,530)	(12,783)	(2%)	(4%)
Total loans, net	671,881	670,017	676,204	679,213	686,700	1%	2%
Goodwill	22,046	22,037	22,065	21,822	22,126	1%	-
Intangible assets (including MSRs)	5,220	5,196	5,026	4,844	4,822	-	(8%)
Other assets	109,273	110,483	115,359	107,933	107,709	-	(1%)
Total assets	$1,917,383	$1,958,413	$1,988,226	$2,014,802	$1,951,158	(3%)	2%

Liabilities
Non-interest-bearing deposits in U.S. offices	$105,836	$101,354	$95,659	$99,731	$98,811	(1%)	(7%)
Interest-bearing deposits in U.S. offices	361,573	373,339	382,738	407,872	401,418	(2%)	11%
Total U.S. deposits	467,409	474,693	478,397	507,603	500,229	(1%)	7%
Non-interest-bearing deposits in offices outside the U.S.	80,648	80,594	82,750	82,723	85,692	4%	6%
Interest-bearing deposits in offices outside the U.S.	465,113	475,068	484,460	497,443	484,669	(3%)	4%
Total international deposits	545,761	555,662	567,210	580,166	570,361	(2%)	5%

Total deposits	1,013,170	1,030,355	1,045,607	1,087,769	1,070,590	(2%)	6%
Securities loaned and sold under agreements to resell	177,768	190,372	181,133	195,047	166,339	(15%)	(6%)
Brokerage payables	64,571	62,656	69,839	63,342	48,601	(23%)	(25%)
Trading account liabilities	144,305	136,392	136,294	135,596	119,894	(12%)	(17%)
Short-term borrowings	32,346	39,322	42,442	35,230	45,049	28%	39%
Long-term debt	231,999	243,566	252,189	242,238	248,760	3%	7%
Other liabilities(2)	56,150	58,735	62,612	58,510	57,979	(1%)	3%
Total liabilities	$1,720,309	$1,761,398	$1,790,116	$1,817,732	$1,757,212	(3%)	2%

Equity
Stockholders' equity
Preferred stock	$18,460	$17,980	$17,980	$19,480	$17,980	(8%)	(3%)
Common stock	31	31	31	31	31	-	-
Additional paid-in capital	107,922	107,551	107,657	107,741	107,840	-	-
Retained earnings	151,347	154,859	158,321	161,797	165,369	2%	9%
Treasury stock	(44,370)	(47,861)	(51,427)	(56,541)	(61,660)	(9%)	(39%)
Accumulated other comprehensive income (loss)	(37,170)	(36,308)	(35,203)	(36,135)	(36,318)	(1%)	2%
Total common equity	$177,760	$178,272	$179,379	$176,893	$175,262	(1%)	(1%)

Total Citigroup stockholders' equity	$196,220	$196,252	$197,359	$196,373	$193,242	(2%)	(2%)
Noncontrolling interests	854	763	751	697	704	1%	(18%)
Total equity	197,074	197,015	198,110	197,070	193,946	(2%)	(2%)
Total liabilities and equity	$1,917,383	$1,958,413	$1,988,226	$2,014,802	$1,951,158	(3%)	2%

(1)	Preliminary.
(2)	Includes allowance for credit losses for unfunded lending commitments. See page 23 for amounts by period.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

SEGMENT DETAIL

NET REVENUES

(In millions of dollars)

						4Q19 Increase/		Full	Full	FY 2019 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2018 Increase/
	2018	2019	2019	2019	2019	3Q19	4Q18	2018	2019	(Decrease)
Global Consumer Banking
North America	$5,073	$5,000	$4,966	$5,179	$5,253	1%	4%	$19,829	$20,398	3%
Latin America	1,250	1,272	1,320	1,269	1,377	9%	10%	5,309	5,238	(1%)
Asia(1)	1,758	1,818	1,847	1,841	1,829	(1%)	4%	7,201	7,335	2%
Total	8,081	8,090	8,133	8,289	8,459	2%	5%	32,339	32,971	2%

Institutional Clients Group
North America	2,960	3,269	3,632	3,244	3,314	2%	12%	13,522	13,459	-
EMEA	2,633	3,170	2,960	3,138	2,738	(13%)	4%	11,770	12,006	2%
Latin America	1,189	1,268	1,307	1,294	1,297	-	9%	4,954	5,166	4%
Asia	1,761	2,311	2,156	2,175	2,028	(7%)	15%	8,079	8,670	7%
Total	8,543	10,018	10,055	9,851	9,377	(5%)	10%	38,325	39,301	3%

Corporate / Other	500	468	570	434	542	25%	8%	2,190	2,014	(8%)

Total Citigroup - Net Revenues	$17,124	$18,576	$18,758	$18,574	$18,378	(1%)	7%	$72,854	$74,286	2%

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period's presentation, including a change in the reporting of the commercial banking businesses from GCB to ICG.

SEGMENT DETAIL

INCOME

(In millions of dollars)

						4Q19 Increase/		Full	Full	FY 2019 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2018 Increase/
	2018	2019	2019	2019	2019	3Q19	4Q18	2018	2019	(Decrease)
Income (Loss) from Continuing Operations

Global Consumer Banking
North America	$876	$707	$663	$884	$970	10%	11%	$3,087	$3,224	4%
Latin America	170	216	234	217	234	8%	38%	802	901	12%
Asia (1)	364	397	404	402	374	(7%)	3%	1,420	1,577	11%
Total	1,410	1,320	1,301	1,503	1,578	5%	12%	5,309	5,702	7%

Institutional Clients Group
North America	779	748	1,050	818	895	9%	15%	3,675	3,511	(4%)
EMEA	819	1,125	1,005	1,060	677	(36%)	(17%)	3,889	3,867	(1%)
Latin America	383	540	519	487	565	16%	48%	2,013	2,111	5%
Asia	625	999	851	864	741	(14%)	19%	2,997	3,455	15%
Total	2,606	3,412	3,425	3,229	2,878	(11%)	10%	12,574	12,944	3%

Corporate / Other	289	5	66	211	543	NM	88%	205	825	NM

Income From Continuing Operations	$4,305	$4,737	$4,792	$4,943	$4,999	1%	16%	$18,088	$19,471	8%

Discontinued Operations	(8)	(2)	17	(15)	(4)	73%	50%	(8)	(4)	50%

Net Income Attributable to Noncontrolling Interests	(16)	25	10	15	16	7%	NM	35	66	89%

Total Citigroup - Net Income	$4,313	$4,710	$4,799	$4,913	$4,979	1%	15%	$18,045	$19,401	8%

Average Assets (in billions)
North America	$1,010	$999	$1,028	$1,054	$1,053	-	4%	$990	$1,034	4%
EMEA(1)	368	363	370	363	357	(2%)	(3%)	366	363	(1%)
Latin America	123	126	128	130	133	2%	8%	126	129	2%
Asia(1)	347	352	355	356	359	1%	3%	345	356	3%
Corporate / Other	89	99	98	97	95	(2%)	7%	93	97	4%
Total	$1,937	$1,939	$1,979	$2,000	$1,997	-	3%	$1,920	$1,979	3%

Return on Average Assets (ROA) on Net Income (Loss)
North America	0.66%	0.59%	0.67%	0.64%	0.70%			0.69%	0.65%
EMEA(1)	0.87%	1.24%	1.08%	1.14%	0.74%			1.05%	1.05%
Latin America	1.78%	2.43%	2.36%	2.15%	2.38%			2.23%	2.33%
Asia(1)	1.13%	1.61%	1.42%	1.41%	1.22%			1.28%	1.41%
Corporate / Other	1.32%	(0.05%)	0.34%	0.78%	2.24%			0.20%	0.83%
Total	0.88%	0.98%	0.97%	0.97%	0.99%			0.94%	0.98%

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period's presentation, including a change in the reporting of the commercial banking businesses from GCB to ICG.

GLOBAL CONSUMER BANKING

(In millions of dollars, except as otherwise noted)

						4Q19 Increase/		Full	Full	FY 2019 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2018 Increase/
	2018	2019	2019	2019	2019	3Q19	4Q18	2018	2019	(Decrease)
Net Interest Revenue	$7,045	$6,940	$6,957	$7,127	$7,181	1%	2%	$27,374	$28,205	3%
Non-Interest Revenue	1,036	1,150	1,176	1,162	1,278	10%	23%	4,965	4,766	(4%)
Total Revenues, Net of Interest Expense	8,081	8,090	8,133	8,289	8,459	2%	5%	32,339	32,971	2%
Total Operating Expenses	4,379	4,416	4,471	4,368	4,373	-	-	17,786	17,628	(1%)
Net Credit Losses	1,733	1,868	1,870	1,802	1,842	2%	6%	6,884	7,382	7%
Credit Reserve Build / (Release)	85	96	94	129	120	(7%)	41%	568	439	(23%)
Provision for Unfunded Lending Commitments	-	(3)	-	2	2	-	NM	-	1	100%
Provision for Benefits and Claims	28	12	19	17	25	47%	(11%)	103	73	(29%)
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,846	1,973	1,983	1,950	1,989	2%	8%	7,555	7,895	5%
Income from Continuing Operations before Taxes	1,856	1,701	1,679	1,971	2,097	6%	13%	6,998	7,448	6%
Income Taxes	446	381	378	468	519	11%	16%	1,689	1,746	3%
Income from Continuing Operations	1,410	1,320	1,301	1,503	1,578	5%	12%	5,309	5,702	7%
Noncontrolling Interests	3	-	1	2	3	50%	-	7	6	(14%)
Net Income	$1,407	$1,320	$1,300	$1,501	$1,575	5%	12%	$5,302	$5,696	7%
EOP Assets (in billions)	$388	$379	$390	$394	$407	3%	5%
Average Assets (in billions)	$382	$380	$384	$392	$399	2%	4%	$378	$389	3%
Return on Average Assets (ROA)	1.46%	1.41%	1.36%	1.52%	1.57%			1.40%	1.46%
Efficiency Ratio	54%	55%	55%	53%	52%			55%	53%

Net Credit Losses as a % of Average Loans	2.45%	2.70%	2.68%	2.52%	2.51%			2.48%	2.60%

Revenue by Business
Retail Banking	$3,029	$3,106	$3,202	$3,117	$3,124	-	3%	$12,627	$12,549	(1%)
Cards (1)	5,052	4,984	4,931	5,172	5,335	3%	6%	19,712	20,422	4%
Total	$8,081	$8,090	$8,133	$8,289	$8,459	2%	5%	$32,339	$32,971	2%

Net Credit Losses by Business
Retail Banking	$235	$233	$225	$225	$227	1%	(3%)	$913	$910	-
Cards (1)	1,498	1,635	1,645	1,577	1,615	2%	8%	5,971	6,472	8%
Total	$1,733	$1,868	$1,870	$1,802	$1,842	2%	6%	$6,884	$7,382	7%

Income from Continuing Operations by Business
Retail Banking	$422	$409	$517	$492	$424	(14%)	-	$1,851	$1,842	-
Cards (1)	988	911	784	1,011	1,154	14%	17%	3,458	3,860	12%
Total	$1,410	$1,320	$1,301	$1,503	$1,578	5%	12%	$5,309	$5,702	7%

Foreign Currency (FX) Translation Impact
Total Revenue - as Reported	$8,081	$8,090	$8,133	$8,289	$8,459	2%	5%	$32,339	$32,971	2%
Impact of FX Translation (2)	60	(7)	10	40	-			(146)	-
Total Revenues - Ex-FX (2)	$8,141	$8,083	$8,143	$8,329	$8,459	2%	4%	$32,193	$32,971	2%

Total Operating Expenses – as Reported	$4,379	$4,416	$4,471	$4,368	$4,373	-	-	$17,786	$17,628	(1%)
Impact of FX Translation (2)	30	(7)	6	25	-			(100)	-
Total Operating Expenses - Ex-FX (2)	$4,409	$4,409	$4,477	$4,393	$4,373	-	(1%)	$17,686	$17,628	-

Total Provisions for LLR & PBC - as Reported	$1,846	$1,973	$1,983	$1,950	$1,989	2%	8%	$7,555	$7,895	5%
Impact of FX Translation (2)	14	(1)	2	7	-			(24)	-
Total Provisions for LLR & PBC - Ex-FX (2)	$1,860	$1,972	$1,985	$1,957	$1,989	2%	7%	$7,531	$7,895	5%

Net Income – as Reported	$1,407	$1,320	$1,300	$1,501	$1,575	5%	12%	$5,302	$5,696	7%
Impact of FX Translation (2)	10	2	3	6	-			(16)	-
Net Income - Ex-FX (2)	$1,417	$1,322	$1,303	$1,507	$1,575	5%	11%	$5,286	$5,696	8%

(1)	Includes both Citi-Branded Cards and Citi Retail Services.
(2)	Reflects the impact of foreign currency (FX) translation into U.S. dollars at the 4Q19 and full-year 2019 average exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period's presentation, including a change in the reporting of the commercial banking businesses from GCB to ICG.

GLOBAL CONSUMER BANKING

						4Q19 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2018	2019	2019	2019	2019	3Q19	4Q18
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	2,410	2,404	2,399	2,394	2,348	(2%)	(3%)
Accounts (in millions)	54.4	54.9	55.5	55.8	55.9	-	3%
Average Deposits	$266.5	$271.7	$275.2	$276.8	$282.6	2%	6%
Investment Sales	$17.5	$21.2	$22.9	$24.0	$22.8	(5%)	30%
Investment Assets under Management (AUMs)	$148.3	$161.1	$165.3	$166.5	$175.9	6%	19%
Average Loans	$117.0	$117.9	$118.1	$119.5	$123.0	3%	5%
EOP Loans:
Mortgages	$80.6	$80.8	$81.9	$83.0	$85.1	3%	6%
Personal, Small Business and Other	37.0	37.3	37.8	37.6	39.7	6%	7%
EOP Loans	$117.6	$118.1	$119.7	$120.6	$124.8	3%	6%

Total Net Interest Revenue (in millions) (1)	$2,120	$2,097	$2,119	$2,069	$2,048	(1%)	(3%)
As a % of Average Loans	7.19%	7.21%	7.20%	6.87%	6.61%

Net Credit Losses (in millions)	$235	$233	$225	$225	$227	1%	(3%)
As a % of Average Loans	0.80%	0.80%	0.76%	0.75%	0.73%
Loans 90+ Days Past Due (in millions) (2)	$416	$394	$416	$392	$438	12%	5%
As a % of EOP Loans	0.36%	0.34%	0.35%	0.33%	0.35%
Loans 30-89 Days Past Due (in millions) (2)	$752	$744	$831	$803	$816	2%	9%
As a % of EOP Loans	0.64%	0.63%	0.70%	0.67%	0.66%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	141.8	140.1	139.5	138.2	138.3	-	(2%)
Purchase Sales (in billions)	$144.1	$128.0	$142.0	$141.8	$152.0	7%	5%

Average Loans (in billions) (3)	$163.4	$162.7	$162.0	$164.6	$168.0	2%	3%
EOP Loans (in billions) (3)	$169.5	$160.3	$165.1	$165.8	$175.1	6%	3%
Average Yield (4)	13.60%	13.95%	13.87%	13.87%	13.62%
Total Net Interest Revenue (5)	$4,925	$4,843	$4,838	$5,058	$5,133	1%	4%
As a % of Average Loans (5)	11.96%	12.07%	11.98%	12.19%	12.12%
Net Credit Losses	$1,498	$1,635	$1,645	$1,577	$1,615	2%	8%
As a % of Average Loans	3.64%	4.08%	4.07%	3.80%	3.81%
Net Credit Margin (6)	$3,554	$3,350	$3,286	$3,598	$3,722	3%	5%
As a % of Average Loans (6)	8.63%	8.35%	8.14%	8.67%	8.79%
Loans 90+ Days Past Due	$2,134	$2,111	$2,010	$2,078	$2,299	11%	8%
As a % of EOP Loans	1.26%	1.32%	1.22%	1.25%	1.31%
Loans 30-89 Days Past Due	$2,112	$2,007	$1,952	$2,153	$2,185	1%	3%
As a % of EOP Loans	1.25%	1.25%	1.18%	1.30%	1.25%

(1)	Also includes net interest revenue related to the average deposit balances in excess of the average loan portfolio.
(2)	The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies. See footnote 2 on page 9.
(3)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(4)	Average yield is gross interest revenue earned on loans divided by average loans.
(5)	Net interest revenue includes certain fees that are recorded as interest revenue.
(6)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period's presentation, including a change in the reporting of the commercial banking businesses from GCB to ICG.

GLOBAL CONSUMER BANKING

NORTH AMERICA

(In millions of dollars, except as otherwise noted)

						4Q19 Increase/		Full	Full	FY 2019 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2018 Increase/
	2018	2019	2019	2019	2019	3Q19	4Q18	2018	2019	(Decrease)

Net Interest Revenue	$4,951	$4,897	$4,869	$5,041	$5,062	-	2%	$19,006	$19,869	5%
Non-Interest Revenue	122	103	97	138	191	38%	57%	823	529	(36%)
Total Revenues, Net of Interest Expense (1)	5,073	5,000	4,966	5,179	5,253	1%	4%	19,829	20,398	3%
Total Operating Expenses	2,546	2,572	2,621	2,511	2,450	(2%)	(4%)	10,230	10,154	(1%)
Net Credit Losses	1,281	1,408	1,417	1,350	1,408	4%	10%	5,085	5,583	10%
Credit Reserve Build / (Release)	78	118	81	161	109	(32%)	40%	460	469	2%
Provision for Unfunded Lending Commitments	-	(3)	-	2	2	-	NM	-	1	100%
Provision for Benefits and Claims	6	6	6	4	3	(25%)	(50%)	22	19	(14%)
Provisions for Loan Losses and for Benefits and Claims	1,365	1,529	1,504	1,517	1,522	-	12%	5,567	6,072	9%
Income from Continuing Operations before Taxes	1,162	899	841	1,151	1,281	11%	10%	4,032	4,172	3%
Income Taxes	286	192	178	267	311	16%	9%	945	948	-
Income from Continuing Operations	876	707	663	884	970	10%	11%	3,087	3,224	4%
Noncontrolling Interests	-	-	-	-	-	-	-	-	-	-
Net Income	$876	$707	$663	$884	$970	10%	11%	$3,087	$3,224	4%
Average Assets (in billions)	$231	$226	$229	$235	$237	1%	3%	$227	$232	2%
Return on Average Assets	1.50%	1.27%	1.16%	1.49%	1.62%			1.36%	1.39%
Efficiency Ratio	50%	51%	53%	48%	47%			52%	50%

Net Credit Losses as a % of Average Loans	2.72%	3.08%	3.07%	2.84%	2.90%			2.78%	2.97%

Revenue by Business
Retail Banking	$1,150	$1,131	$1,159	$1,131	$1,108	(2%)	(4%)	$4,600	$4,529	(2%)
Citi-Branded Cards	2,226	2,195	2,197	2,334	2,439	4%	10%	8,628	9,165	6%
Citi Retail Services	1,697	1,674	1,610	1,714	1,706	-	1%	6,601	6,704	2%
Total	$5,073	$5,000	$4,966	$5,179	$5,253	1%	4%	$19,829	$20,398	3%

Net Credit Losses by Business
Retail Banking	$31	$39	$40	$40	$42	5%	35%	$126	$161	28%
Citi-Branded Cards	650	706	723	712	723	2%	11%	2,602	2,864	10%
Citi Retail Services	600	663	654	598	643	8%	7%	2,357	2,558	9%
Total	$1,281	$1,408	$1,417	$1,350	$1,408	4%	10%	$5,085	$5,583	10%

Income from Continuing Operations by Business
Retail Banking	$76	$21	$56	$67	$52	(22%)	(32%)	$312	$196	(37%)
Citi-Branded Cards	472	382	364	441	555	26%	18%	1,581	1,742	10%
Citi Retail Services	328	304	243	376	363	(3%)	11%	1,194	1,286	8%
Total	$876	$707	$663	$884	$970	10%	11%	$3,087	$3,224	4%

(1)	1Q18 includes an approximate $150 million gain on the sale of the Hilton Card portfolio.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

NORTH AMERICA

						4Q19 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2018	2019	2019	2019	2019	3Q19	4Q18

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	689	689	688	687	687	-	-
Accounts (in millions)	9.0	9.0	9.1	9.1	9.1	-	1%
Average Deposits	$146.5	$149.6	$151.6	$153.6	$156.2	2%	7%
Investment Sales	$8.1	$8.8	$9.6	$9.6	$9.8	2%	21%
Investment AUMs	$60.1	$65.9	$68.2	$68.5	$72.2	5%	20%

Average Loans	$47.6	$47.6	$47.8	$48.6	$49.8	2%	5%

EOP Loans:
Mortgages	$44.7	$44.7	$45.3	$46.3	$47.5	3%	6%
Personal, Small Business and Other	3.0	3.0	2.9	2.8	2.8	-	(7%)
Total EOP Loans	$47.7	$47.7	$48.2	$49.1	$50.3	2%	5%

Mortgage Originations (1)	$2.3	$2.0	$3.9	$5.0	$6.0	20%	NM

Third Party Mortgage Servicing Portfolio (EOP)	$45.2	$44.9	$44.5	$44.2	$43.8	(1%)	(3%)

Net Servicing and Gain/(Loss) on Sale (in millions)	$25.6	$31.8	$31.3	$32.9	$38.2	16%	49%

Saleable Mortgage Rate Locks	$0.9	$1.1	$1.5	$1.9	$2.0	5%	NM

Net Interest Revenue on Loans (in millions)	$179	$180	$175	$171	$182	6%	2%
As a % of Avg. Loans	1.49%	1.53%	1.47%	1.40%	1.45%

Net Credit Losses (in millions)	$31	$39	$40	$40	$42	5%	35%
As a % of Avg. Loans	0.26%	0.33%	0.34%	0.33%	0.33%

Loans 90+ Days Past Due (in millions) (2)	$135	$132	$133	$125	$146	17%	8%
As a % of EOP Loans	0.29%	0.28%	0.28%	0.26%	0.29%
Loans 30-89 Days Past Due (in millions) (2)	$265	$263	$341	$313	$334	7%	26%
As a % of EOP Loans	0.56%	0.56%	0.72%	0.65%	0.67%

(1)	Originations of residential first mortgages.
(2)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) were $211 million and ($0.7 billion), $173 million and ($0.6 billion), $162 million and ($0.6 billion), and $150 million and ($0.6 billion), and $135 million and ($0.5 billion) as of December 31, 2018, March 31, 2019, June 30, 2019, September 30, 2019 and December 31, 2019, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $86 million and ($0.7 billion), $78 million and ($0.6 billion), $89 million and ($0.6 billion), $78 million and ($0.6 billion), and $72 million and ($0.5 billion) as of December 31, 2018, March 31, 2019, June 30, 2019, September 30, 2019 and December 31, 2019, respectively.

NM  Not meaningful.

Reclassified to conform to the current period's presentation, including a change in the reporting of the commercial banking businesses from GCB to ICG.

GLOBAL CONSUMER BANKING

NORTH AMERICA

						4Q19 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2018	2019	2019	2019	2019	3Q19	4Q18

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	34.6	34.8	34.8	34.7	34.9	1%	1%
Purchase Sales (in billions)	$91.6	$83.6	$93.2	$93.5	$98.1	5%	7%
Average Loans (in billions) (1)	$88.8	$87.7	$88.4	$90.5	$92.4	2%	4%
EOP Loans (in billions) (1)	$91.8	$87.0	$90.6	$91.5	$96.3	5%	5%
Average Yield (2)	10.74%	11.24%	11.13%	11.19%	10.96%	(2%)	2%

Total Net Interest Revenue (3)	$1,968	$1,972	$1,974	$2,084	$2,144	3%	9%
As a % of Avg. Loans (3)	8.79%	9.12%	8.96%	9.14%	9.21%
Net Credit Losses	$650	$706	$723	$712	$723	2%	11%
As a % of Average Loans	2.90%	3.26%	3.28%	3.12%	3.10%
Net Credit Margin (4)	$1,574	$1,487	$1,470	$1,621	$1,715	6%	9%
As a % of Avg. Loans (4)	7.03%	6.88%	6.67%	7.11%	7.36%
Loans 90+ Days Past Due	$812	$828	$799	$807	$915	13%	13%
As a % of EOP Loans	0.88%	0.95%	0.88%	0.88%	0.95%
Loans 30-89 Days Past Due	$755	$731	$705	$800	$814	2%	8%
As a % of EOP Loans	0.82%	0.84%	0.78%	0.87%	0.85%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	86.3	84.6	84.1	83.0	82.9	-	(4%)
Purchase Sales (in billions)	$25.5	$18.6	$22.5	$21.7	$25.1	16%	(2%)
Average Loans (in billions) (1)	$50.4	$50.2	$49.1	$49.7	$50.5	2%	-
EOP Loans (in billions) (1)	$52.7	$48.9	$49.6	$50.0	$52.9	6%	-
Average Yield (2)	17.78%	18.17%	18.10%	18.08%	17.66%	(2%)	(1%)

Total Net Interest Revenue (3)	$2,128	$2,078	$2,036	$2,136	$2,121	(1%)	-
As a % of Avg. Loans (3)	16.75%	16.79%	16.63%	17.05%	16.66%
Net Credit Losses	$600	$663	$654	$598	$643	8%	7%
As a % of Average Loans	4.72%	5.36%	5.34%	4.77%	5.05%
Net Credit Margin (4)	$1,094	$1,007	$953	$1,113	$1,061	(5%)	(3%)
As a % of Avg. Loans (4)	8.61%	8.14%	7.79%	8.88%	8.34%
Loans 90+ Days Past Due	$952	$918	$840	$923	$1,012	10%	6%
As a % of EOP Loans	1.81%	1.88%	1.69%	1.85%	1.91%
Loans 30-89 Days Past Due	$932	$859	$831	$943	$945	-	1%
As a % of EOP Loans	1.77%	1.76%	1.68%	1.89%	1.79%

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	Average yield is calculated as gross interest revenue earned on loans divided by average loans.
(3)	Net interest revenue includes certain fees that are recorded as interest revenue.
(4)	Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

LATIN AMERICA (1) - PAGE 1

(In millions of dollars, except as otherwise noted)

						4Q19 Increase/		Full	Full	FY 2019 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2018 Increase/
	2018	2019	2019	2019	2019	3Q19	4Q18	2018	2019	(Decrease)

Net Interest Revenue	$912	$877	$918	$913	$931	2%	2%	$3,681	$3,639	(1%)
Non-Interest Revenue (2)	338	395	402	356	446	25%	32%	1,628	1,599	(2%)
Total Revenues, Net of Interest Expense	1,250	1,272	1,320	1,269	1,377	9%	10%	5,309	5,238	(1%)
Total Operating Expenses	716	673	704	724	782	8%	9%	2,900	2,883	(1%)
Net Credit Losses	289	296	279	275	259	(6%)	(10%)	1,131	1,109	(2%)
Credit Reserve Build / (Release)	(8)	(2)	3	(34)	(5)	85%	38%	84	(38)	NM
Provision for Unfunded Lending Commitments	-	-	-	-	-	-	-	-	-	-
Provision for Benefits and Claims	22	6	13	13	22	69%	-	81	54	(33%)
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	303	300	295	254	276	9%	(9%)	1,296	1,125	(13%)
Income from Continuing Operations before Taxes	231	299	321	291	319	10%	38%	1,113	1,230	11%
Income Taxes	61	83	87	74	85	15%	39%	311	329	6%
Income from Continuing Operations	170	216	234	217	234	8%	38%	802	901	12%
Noncontrolling Interests	-	-	-	-	-	-	-	-	-	-
Net Income	$170	$216	$234	$217	$234	8%	38%	$802	$901	12%
Average Assets (in billions)	$32	$33	$34	$35	$37	6%	16%	$33	$35	6%
Return on Average Assets	2.11%	2.65%	2.76%	2.46%	2.51%			2.43%	2.57%
Efficiency Ratio	57%	53%	53%	57%	57%			55%	55%

Net Credit Losses as a % of Average Loans	6.78%	6.98%	6.54%	6.42%	5.91%			6.50%	6.45%

Revenue by Business
Retail Banking	$853	$899	$903	$851	$932	10%	9%	$3,744	$3,585	(4%)
Citi-Branded Cards	397	373	417	418	445	6%	12%	1,565	1,653	6%
Total	$1,250	$1,272	$1,320	$1,269	$1,377	9%	10%	$5,309	$5,238	(1%)

Net Credit Losses by Business
Retail Banking	$143	$136	$123	$119	$116	(3%)	(19%)	$545	$494	(9%)
Citi-Branded Cards	146	160	156	156	143	(8%)	(2%)	586	615	5%
Total	$289	$296	$279	$275	$259	(6%)	(10%)	$1,131	$1,109	(2%)

Income from Continuing Operations by Business
Retail Banking	$109	$161	$164	$134	$141	5%	29%	$596	$600	1%
Citi-Branded Cards	61	55	70	83	93	12%	52%	206	301	46%
Total	$170	$216	$234	$217	$234	8%	38%	$802	$901	12%

FX Translation Impact
Total Revenue - as Reported	$1,250	$1,272	$1,320	$1,269	$1,377	9%	10%	$5,309	$5,238	(1%)
Impact of FX Translation (3)	54	2	6	23	-			(23)	-
Total Revenues - Ex-FX (3)	$1,304	$1,274	$1,326	$1,292	$1,377	7%	6%	$5,286	$5,238	(1%)

Total Operating Expenses - as Reported	$716	$673	$704	$724	$782	8%	9%	$2,900	$2,883	(1%)
Impact of FX Translation (3)	28	1	3	12	-			(13)	-
Total Operating Expenses - Ex-FX (3)	$744	$674	$707	$736	$782	6%	5%	$2,887	$2,883	-

Provisions for LLR & PBC - as Reported	$303	$300	$295	$254	$276	9%	(9%)	$1,296	$1,125	(13%)
Impact of FX Translation (3)	14	1	1	6	-			(6)	-
Provisions for LLR & PBC - Ex-FX (3)	$317	$301	$296	$260	$276	6%	(13%)	$1,290	$1,125	(13%)

Net Income - as Reported	$170	$216	$234	$217	$234	8%	38%	$802	$901	12%
Impact of FX Translation (3)	8	1	1	4	-			(3)	-
Net Income - Ex-FX (3)	$178	$217	$235	$221	$234	6%	31%	$799	$901	13%

(1)Latin America GCB consists of Citi's consumer banking operations in Mexico.

(2)3Q18 includes an approximate $250 million gain on the sale of an asset management business.

(3)Reflects the impact of foreign currency (FX) translation into U.S. dollars at the 4Q19 and full-year 2019 average exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM Not meaningful.

Reclassified to conform to the current period's presentation, including a change in the reporting of the commercial banking businesses from GCB to ICG.

GLOBAL CONSUMER BANKING

LATIN AMERICA - PAGE 2

						4Q19 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2018	2019	2019	2019	2019	3Q19	4Q18

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	1,463	1,464	1,459	1,458	1,419	(3%)	(3%)
Accounts (in millions)	29.4	30.0	30.3	30.3	30.1	(1%)	2%
Average Deposits	$22.3	$22.7	$22.8	$22.5	$23.0	2%	3%
Investment Sales	$2.9	$3.4	$3.4	$3.4	$3.7	9%	28%
Investment AUMs	$28.6	$30.2	$30.7	$31.7	$33.7	6%	18%
Average Loans	$11.4	$11.5	$11.5	$11.4	$11.6	2%	2%
EOP Loans:
Mortgages	$4.0	$4.1	$4.2	$4.2	$4.4	5%	10%
Personal, Small Business and Other	7.4	7.2	7.2	7.0	7.3	4%	(1%)
Total EOP Loans	$11.4	$11.3	$11.4	$11.2	$11.7	4%	3%

Total Net Interest Revenue (in millions) (1)	$588	$574	$578	$572	$578	1%	(2%)
As a % of Average Loans (1)	20.46%	20.24%	20.16%	19.91%	19.77%
Net Credit Losses (in millions)	$143	$136	$123	$119	$116	(3%)	(19%)
As a % of Average Loans	4.98%	4.80%	4.29%	4.14%	3.97%
Loans 90+ Days Past Due (in millions)	$108	$95	$108	$97	$106	9%	(2%)
As a % of EOP Loans	0.95%	0.84%	0.95%	0.87%	0.91%
Loans 30-89 Days Past Due (in millions)	$185	$185	$191	$191	$180	(6%)	(3%)
As a % of EOP Loans	1.62%	1.64%	1.68%	1.71%	1.54%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	5.6	5.5	5.4	5.3	5.3	-	(5%)
Purchase Sales	$4.8	$4.4	$4.7	$4.7	$5.4	15%	13%
Average Loans (2)	$5.5	$5.7	$5.6	$5.6	$5.8	4%	5%
EOP Loans (2)	$5.7	$5.6	$5.7	$5.5	$6.0	9%	5%
Average Yield (3)	24.61%	23.68%	25.21%	24.97%	24.91%	-	1%

Total Net Interest Revenue (in millions) (4)	$324	$303	$340	$341	$353	4%	9%
As a % of Average Loans (4)	23.37%	21.56%	24.35%	24.16%	24.15%
Net Credit Losses (in millions)	$146	$160	$156	$156	$143	(8%)	(2%)
As a % of Average Loans	10.53%	11.38%	11.17%	11.05%	9.78%
Net Credit Margin (in millions) (5)	$256	$220	$268	$269	$307	14%	20%
As a % of Average Loans (5)	18.47%	15.65%	19.20%	19.06%	21.00%
Loans 90+ Days Past Due (in millions)	$171	$165	$169	$152	$165	9%	(4%)
As a % of EOP Loans	3.00%	2.95%	2.96%	2.76%	2.75%
Loans 30-89 Days Past Due (in millions)	$170	$161	$159	$161	$159	(1%)	(6%)
As a % of EOP Loans	2.98%	2.88%	2.79%	2.93%	2.65%

(1)	Also includes net interest revenue related to the region's average deposit balances in excess of the average loan portfolio.
(2)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(3)	Average yield is gross interest revenue earned on loans divided by average loans.
(4)	Net interest revenue includes certain fees that are recorded as interest revenue.
(5)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM Not meaningful.

Reclassified to conform to the current period's presentation, including a change in the reporting of the commercial banking businesses from GCB to ICG.

GLOBAL CONSUMER BANKING

ASIA (1) - PAGE 1

(In millions of dollars, except as otherwise noted)

						4Q19 Increase/		Full	Full	FY 2019 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2018 Increase/
	2018	2019	2019	2019	2019	3Q19	4Q18	2018	2019	(Decrease)

Net Interest Revenue	$1,182	$1,166	$1,170	$1,173	$1,188	1%	1%	$4,687	$4,697	-
Non-Interest Revenue	576	652	677	668	641	(4%)	11%	2,514	2,638	5%
Total Revenues, Net of Interest Expense	1,758	1,818	1,847	1,841	1,829	(1%)	4%	7,201	7,335	2%
Total Operating Expenses	1,117	1,171	1,146	1,133	1,141	1%	2%	4,656	4,591	(1%)
Net Credit Losses	163	164	174	177	175	(1%)	7%	668	690	3%
Credit Reserve Build / (Release)	15	(20)	10	2	16	NM	7%	24	8	(67%)
Provision for Unfunded Lending Commitments	-	-	-	-	-	-	-	-	-	-
Provision for Benefits and Claims	-	-	-	-	-	-	-	-	-	-
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	178	144	184	179	191	7%	7%	692	698	1%
Income from Continuing Operations before Taxes	463	503	517	529	497	(6%)	7%	1,853	2,046	10%
Income Taxes	99	106	113	127	123	(3%)	24%	433	469	8%
Income from Continuing Operations	364	397	404	402	374	(7%)	3%	1,420	1,577	11%
Noncontrolling Interests	3	-	1	2	3	50%	-	7	6	(14%)
Net Income	$361	$397	$403	$400	$371	(7%)	3%	$1,413	$1,571	11%
Average Assets (in billions)	$119	$121	$121	$122	$125	2%	5%	$119	$122	3%
Return on Average Assets	1.20%	1.33%	1.34%	1.30%	1.18%			1.19%	1.29%
Efficiency Ratio	64%	64%	62%	62%	62%			65%	63%

Net Credit Losses as a % of Average Loans	0.84%	0.85%	0.90%	0.90%	0.86%			0.86%	0.88%

Revenue by Business
Retail Banking	$1,026	$1,076	$1,140	$1,135	$1,084	(4%)	6%	$4,283	$4,435	4%
Citi-Branded Cards	732	742	707	706	745	6%	2%	2,918	2,900	(1%)
Total	$1,758	$1,818	$1,847	$1,841	$1,829	(1%)	4%	$7,201	$7,335	2%

Net Credit Losses by Business
Retail Banking	$61	$58	$62	$66	$69	5%	13%	$242	$255	5%
Citi-Branded Cards	102	106	112	111	106	(5%)	4%	426	435	2%
Total	$163	$164	$174	$177	$175	(1%)	7%	$668	$690	3%

Income from Continuing Operations by Business
Retail Banking	$237	$227	$297	$291	$231	(21%)	(3)%	$943	$1,046	11%
Citi-Branded Cards	127	170	107	111	143	29%	13%	477	531	11%
Total	$364	$397	$404	$402	$374	(7%)	3%	$1,420	$1,577	11%

FX Translation Impact
Total Revenue - as Reported	$1,758	$1,818	$1,847	$1,841	$1,829	(1%)	4%	$7,201	$7,335	2%
Impact of FX Translation (2)	6	(9)	4	17	-			(123)	-
Total Revenues - Ex-FX (2)	$1,764	$1,809	$1,851	$1,858	$1,829	(2%)	4%	$7,078	$7,335	4%

Total Operating Expenses - as Reported	$1,117	$1,171	$1,146	$1,133	$1,141	1%	2%	$4,656	$4,591	(1%)
Impact of FX Translation (2)	2	(8)	3	13	-			(87)	-
Total Operating Expenses - Ex-FX (2)	$1,119	$1,163	$1,149	$1,146	$1,141	-	2%	$4,569	$4,591	-

Provisions for LLR & PBC - as Reported	$178	$144	$184	$179	$191	7%	7%	$692	$698	1%
Impact of FX Translation (2)	-	(2)	1	1	-			(18)	-
Provisions for LLR & PBC - Ex-FX (2)	$178	$142	$185	$180	$191	6%	7%	$674	$698	4%

Net Income - as Reported	$361	$397	$403	$400	$371	(7%)	3%	$1,413	$1,571	11%
Impact of FX Translation (2)	2	1	2	2	-			(13)	-
Net Income - Ex-FX (2)	$363	$398	$405	$402	$371	(8%)	2%	$1,400	$1,571	12%

(1)Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)Reflects the impact of foreign currency (FX) translation into U.S. dollars at the 4Q19 and full-year 2019 average exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM Not meaningful.

Reclassified to conform to the current period's presentation, including a change in the reporting of the commercial banking businesses from GCB to ICG.

GLOBAL CONSUMER BANKING

ASIA (1) - PAGE 2

						4Q19 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2018	2019	2019	2019	2019	3Q19	4Q18

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	258	251	252	249	242	(3%)	(6%)
Accounts (in millions)	16.0	15.9	16.1	16.4	16.7	2%	4%
Average Deposits	$97.7	$99.4	$100.8	$100.7	$103.4	3%	6%
Investment Sales	$6.5	$9.0	$9.9	$11.0	$9.3	(15%)	43%
Investment AUMs	$59.6	$65.0	$66.4	$66.3	$70.0	6%	17%
Average Loans	$58.0	$58.8	$58.8	$59.5	$61.6	4%	6%
EOP Loans:
Mortgages	$31.9	$32.0	$32.4	$32.5	$33.2	2%	4%
Personal, Small Business and Other	26.6	27.1	27.7	27.8	29.6	6%	11%
Total EOP Loans	$58.5	$59.1	$60.1	$60.3	$62.8	4%	7%

Total Net Interest Revenue (in millions) (2)	$677	$676	$682	$676	$673	-	(1%)
As a % of Average Loans (2)	4.63%	4.66%	4.65%	4.51%	4.33%
Net Credit Losses (in millions)	$61	$58	$62	$66	$69	5%	13%
As a % of Average Loans	0.42%	0.40%	0.42%	0.44%	0.44%
Loans 90+ Days Past Due (in millions)	$173	$167	$175	$170	$186	9%	8%
As a % of EOP Loans	0.30%	0.28%	0.29%	0.28%	0.30%
Loans 30-89 Days Past Due (in millions)	$302	$296	$299	$299	$302	1%	-
As a % of EOP Loans	0.52%	0.50%	0.50%	0.50%	0.48%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	15.3	15.2	15.2	15.2	15.2	-	(1%)
Purchase Sales	$22.2	$21.4	$21.6	$21.9	$23.4	7%	5%
Average Loans (3)	$18.7	$19.1	$18.9	$18.8	$19.3	3%	3%
EOP Loans (3)	$19.3	$18.8	$19.2	$18.8	$19.9	6%	3%
Average Yield (4)	12.58%	12.42%	12.33%	12.39%	12.42%	-	(1%)

Total Net Interest Revenue (in millions) (5)	$505	$490	$488	$497	$515	4%	2%
As a % of Average Loans (6)	10.71%	10.40%	10.36%	10.49%	10.59%
Net Credit Losses (in millions)	$102	$106	$112	$111	$106	(5%)	4%
As a % of Average Loans	2.16%	2.25%	2.38%	2.34%	2.18%
Net Credit Margin (in millions) (6)	$630	$636	$595	$595	$639	7%	1%
As a % of Average Loans (6)	13.37%	13.50%	12.63%	12.56%	13.14%
Loans 90+ Days Past Due	$199	$200	$202	$196	$207	6%	4%
As a % of EOP Loans	1.03%	1.06%	1.05%	1.04%	1.04%
Loans 30-89 Days Past Due	$255	$256	$257	$249	$267	7%	5%
As a % of EOP Loans	1.32%	1.36%	1.34%	1.32%	1.34%

(1)Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)Also includes net interest revenue related to the region's average deposit balances in excess of the average loan portfolio.

(3)Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)Average yield is gross interest revenue earned on loans divided by average loans.

(5)Net interest revenue includes certain fees that are recorded as interest revenue.

(6)Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period's presentation, including a change in the reporting of the commercial banking businesses from GCB to ICG.

INSTITUTIONAL CLIENTS GROUP

(In millions of dollars, except as otherwise noted)

						4Q19 Increase/		Full	Full	FY 2019 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2018 Increase/
	2018	2019	2019	2019	2019	3Q19	4Q18	2018	2019	(Decrease)

Commissions and Fees	$1,125	$1,154	$1,079	$1,126	$1,103	(2%)	(2%)	$4,651	$4,462	(4%)
Administration and Other Fiduciary Fees	675	683	709	707	657	(7%)	(3%)	2,806	2,756	(2%)
Investment Banking	1,093	1,113	1,101	1,045	1,181	13%	8%	4,358	4,440	2%
Principal Transactions	1,292	2,638	1,936	2,583	1,405	(46%)	9%	8,742	8,562	(2%)
Other (1)	119	280	721	319	509	60%	NM	941	1,829	94%
Total Non-Interest Revenue	4,304	5,868	5,546	5,780	4,855	(16%)	13%	21,498	22,049	3%
Net Interest Revenue (including Dividends)	4,239	4,150	4,509	4,071	4,522	11%	7%	16,827	17,252	3%
Total Revenues, Net of Interest Expense	8,543	10,018	10,055	9,851	9,377	(5%)	10%	38,325	39,301	3%
Total Operating Expenses	5,040	5,619	5,548	5,611	5,446	(3%)	8%	21,780	22,224	2%
Net Credit Losses	56	78	91	110	115	5%	NM	208	394	89%
Credit Reserve Build / (Release)	26	(74)	52	36	57	58%	NM	(109)	71	NM
Provision for Unfunded Lending Commitments	44	28	(11)	7	74	NM	68%	116	98	(16%)
Provision for Benefits and Claims	-	-	-	-	-	-	-	-	-	-
Provisions for Credit Losses and for Benefits and Claims	126	32	132	153	246	61%	95%	215	563	NM
Income from Continuing Operations before Taxes	3,377	4,367	4,375	4,087	3,685	(10%)	9%	16,330	16,514	1%
Income Taxes	771	955	950	858	807	(6%)	5%	3,756	3,570	(5%)
Income from Continuing Operations	2,606	3,412	3,425	3,229	2,878	(11%)	10%	12,574	12,944	3%
Noncontrolling Interests	(4)	11	10	8	11	38%	NM	17	40	NM
Net Income	$2,610	$3,401	$3,415	$3,221	$2,867	(11%)	10%	$12,557	$12,904	3%
EOP Assets (in billions)	$1,438	$1,472	$1,501	$1,525	$1,447	(5%)	1%
Average Assets (in billions)	$1,466	$1,460	$1,497	$1,511	$1,503	(1%)	3%	$1,449	$1,493	3%
Return on Average Assets (ROA)	0.71%	0.94%	0.91%	0.85%	0.76%			0.87%	0.86%
Efficiency Ratio	59%	56%	55%	57%	58%			57%	57%

Revenue by Region
North America	$2,960	$3,269	$3,632	$3,244	$3,314	2%	12%	$13,522	$13,459	-
EMEA	2,633	3,170	2,960	3,138	2,738	(13%)	4%	11,770	12,006	2%
Latin America	1,189	1,268	1,307	1,294	1,297	-	9%	4,954	5,166	4%
Asia	1,761	2,311	2,156	2,175	2,028	(7%)	15%	8,079	8,670	7%
Total Revenues, net of Interest Expense	$8,543	$10,018	$10,055	$9,851	$9,377	(5%)	10%	$38,325	$39,301	3%

Income (loss) from Continuing Operations by Region
North America	$779	$748	$1,050	$818	$895	9%	15%	$3,675	$3,511	(4%)
EMEA	819	1,125	1,005	1,060	677	(36%)	(17%)	3,889	3,867	(1%)
Latin America	383	540	519	487	565	16%	48%	2,013	2,111	5%
Asia	625	999	851	864	741	(14%)	19%	2,997	3,455	15%
Income from Continuing Operations	$2,606	$3,412	$3,425	$3,229	$2,878	(11%)	10%	$12,574	$12,944	3%

Average Loans by Region (in billions)
North America	180	$185	$188	$189	191	1%	6%	$174	$188	8%
EMEA	83	84	85	88	89	1%	7%	81	87	7%
Latin America	42	42	41	39	38	(3%)	(10%)	42	40	(5%)
Asia	74	74	73	73	73	-	(1%)	77	73	(5%)
Total	$379	$385	$387	$389	$391	1%	3%	$374	$388	4%

EOP Deposits by Region (in billions)
North America	$355	$349	$356	$393	$375	(5%)	5%
EMEA	184	197	196	195	190	(2%)	3%
Latin America	32	34	34	34	36	6%	12%
Asia	156	159	166	173	167	(3%)	7%
Total	$727	$739	$752	$795	$768	(3%)	6%

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$509	$512	$525	$548	$536	(2%)	5%
All Other ICG Businesses	218	227	227	247	232	(6%)	6%
Total	$727	$739	$752	$795	$768	(3%)	6%

(1)	2Q19 includes a $355 million gain on Citi's investment in Tradeweb.

NM Not meaningful.

Reclassified to conform to the current period's presentation, including a change in the reporting of the commercial banking businesses from GCB to ICG.

INSTITUTIONAL CLIENTS GROUP

REVENUES BY BUSINESS

(In millions of dollars, except as otherwise noted)

						4Q19 Increase/		Full	Full	FY 2019 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2018 Increase/
	2018	2019	2019	2019	2019	3Q19	4Q18	2018	2019	(Decrease)
Revenue Details
Investment Banking
Advisory	$463	$378	$232	$276	$373	35%	(19%)	$1,301	$1,259	(3%)
Equity Underwriting	181	172	314	247	240	(3%)	33%	991	973	(2%)
Debt Underwriting	634	804	737	705	738	5%	16%	2,719	2,984	10%
Total Investment Banking	1,278	1,354	1,283	1,228	1,351	10%	6%	5,011	5,216	4%
Treasury and Trade Solutions	2,552	2,539	2,587	2,559	2,608	2%	2%	9,914	10,293	4%
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	732	749	725	715	732	2%	-	2,913	2,921	-
Private Bank	797	880	866	865	847	(2%)	6%	3,398	3,458	2%
Total Banking Revenues (Ex-Gain/(Loss) on Loan Hedges) (1)	$5,359	$5,522	$5,461	$5,367	$5,538	3%	3%	$21,236	$21,888	3%

Corporate Lending - Gain/(Loss) on Loan Hedges (1)	105	(231)	(75)	(33)	(93)	NM	NM	45	(432)	NM
Total Banking Revenues including G/(L) on Loan Hedges (1)	$5,464	$5,291	$5,386	$5,334	$5,445	2%	-	$21,281	$21,456	1%

Fixed Income Markets	$1,948	$3,452	$3,323	$3,211	$2,898	(10%)	49%	$11,661	$12,884	10%
Equity Markets	668	842	790	760	516	(32%)	(23%)	3,427	2,908	(15%)
Securities Services	653	638	682	664	647	(3%)	(1%)	2,631	2,631	-
Other	(190)	(205)	(126)	(118)	(129)	(9%)	32%	(675)	(578)	14%
Total Markets and Securities Services	$3,079	$4,727	$4,669	$4,517	$3,932	(13%)	28%	$17,044	$17,845	5%

Total ICG (Ex-CVA/DVA) (2)	$8,543	$10,018	$10,055	$9,851	$9,377	(5%)	10%	$38,325	$39,301	3%

CVA/DVA for Periods Prior to 1Q16 {excluded as applicable in lines above} (4)	-	-	-	-	-	-	-	-	-	-

Total Revenues, net of Interest Expense	$8,543	$10,018	$10,055	$9,851	$9,377	(5%)	10%	$38,325	$39,301	3%

Taxable-equivalent adjustments (2)	$126	$104	$105	$122	$117	(4%)	(7%)	$416	$448	8%

Total ICG Revenues including taxable-equivalent adjustments (2)	$8,669	$10,122	$10,160	$9,973	$9,494	(5%)	10%	$38,741	$39,749	3%

Commissions and Fees	$184	$174	$198	$194	$216	11%	17%	$705	$782	11%
Principal Transactions (3)	802	2,377	1,870	2,080	1,334	(36%)	66%	7,134	7,661	7%
Other (4)	(9)	150	533	183	251	37%	NM	380	1,117	NM
Total Non-Interest Revenue	$977	$2,701	$2,601	$2,457	$1,801	(27%)	84%	$8,219	$9,560	16%
Net Interest Revenue	971	751	722	754	1,097	45%	13%	3,442	3,324	(3%)
Total Fixed Income Markets	$1,948	$3,452	$3,323	$3,211	$2,898	(10%)	49%	$11,661	$12,884	10%

Rates and Currencies	$1,415	$2,402	$2,118	$2,491	$2,214	(11%)	56%	$8,486	$9,225	9%
Spread Products / Other Fixed Income	533	1,050	1,205	720	684	(5%)	28%	3,175	3,659	15%
Total Fixed Income Markets	$1,948	$3,452	$3,323	$3,211	$2,898	(10%)	49%	$11,661	$12,884	10%

Commissions and Fees	$313	$293	$274	$287	$267	(7%)	(15%)	$1,267	$1,121	(12%)
Principal Transactions (3)	318	396	7	388	(16)	NM	NM	1,240	775	(38%)
Other	14	7	10	2	153	NM	NM	110	172	56%
Total Non-Interest Revenue	$645	$696	$291	$677	$404	(40%)	(37%)	$2,617	$2,068	(21%)
Net Interest Revenue	23	146	499	83	112	35%	NM	810	840	4%
Total Equity Markets	$668	$842	$790	$760	$516	(32%)	(23%)	$3,427	$2,908	(15%)

(1)Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain/(loss) on loan hedges includes the mark-to-market on the credit derivatives partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(2)Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

(3)Excludes principal transactions revenues of ICG businesses other than Markets, primarily treasury and trade solutions and the private bank.

(4)2Q19 includes a $355 million gain on Citi's investment in Tradeweb.

NM Not meaningful.

Reclassified to conform to the current period's presentation, including a change in the reporting of the commercial banking businesses from GCB to ICG.

CORPORATE / OTHER (1)

(In millions of dollars, except as otherwise noted)

						4Q19 Increase/		Full	Full	FY 2019 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2018 Increase/
	2018	2019	2019	2019	2019	3Q19	4Q18	2018	2019	(Decrease)
Net Interest Revenue	$639	$669	$484	$443	$294	(34%)	(54%)	$2,361	$1,890	(20%)
Non-interest revenue	(139)	(201)	86	(9)	248	NM	NM	(171)	124	NM
Total Revenues, Net of Interest Expense	500	468	570	434	542	25%	8%	2,190	2,014	(8%)
Total Operating Expenses	474	549	481	485	635	31%	34%	2,275	2,150	(5%)
Net Credit Losses	(3)	2	2	1	(13)	NM	NM	21	(8)	NM
Credit Reserve Build / (Release)	(47)	(26)	(20)	(16)	2	NM	NM	(218)	(60)	72%
Provision for Benefits and Claims	-	-	-	-	-	-	-	(2)	-	100%
Provision for Unfunded Lending Commitments	3	(1)	(4)	-	(2)	NM	NM	(3)	(7)	NM
Total provisions for credit losses and for benefits and claims	(47)	(25)	(22)	(15)	(13)	13%	72%	(202)	(75)	63%
Income from Continuing Operations before Taxes	73	(56)	111	(36)	(80)	NM	NM	117	(61)	NM
Income Taxes (Benefits) (2)(3)(4)	(216)	(61)	45	(247)	(623)	NM	NM	(88)	(886)	NM
Income (Loss) from Continuing Operations	289	5	66	211	543	NM	88%	205	825	NM
Income (Loss) from Discontinued Operations, net of taxes	(8)	(2)	17	(15)	(4)	73%	50%	(8)	(4)	50%
Noncontrolling Interests	(15)	14	(1)	5	2	(60%)	NM	11	20	82%
Net Income (Loss)	$296	$(11)	$84	$191	$537	NM	81%	$186	$801	NM
EOP Assets (in billions)	$91	$107	$97	$96	$97	1%	7%
Average Assets (in billions)	$89	$99	$98	$97	$95	(2%)	7%	$93	$97	4%
Return on Average Assets	1.32%	(0.05%)	0.34%	0.78%	2.24%			0.20%	0.83%
Efficiency Ratio	95%	117%	84%	112%	117%			104%	107%

Consumer - North America - Key Indicators

Average Loans (in billions of dollars)	$15.9	$13.6	$12.3	$11.2	$10.4	(7%)	(35%)	$18.0	$11.9
EOP Loans (in billions of dollars)	$15.3	$12.6	$11.6	$10.8	$9.6	(11%)	(37%)
Net Interest Revenue	$137	$104	$81	$75	$77	3%	(44%)
As a % of Average Loans	3.42%	3.10%	2.64%	2.66%	2.94%
Net Credit Losses (Recoveries)	$-	$1	$4	$1	$(12)	NM	NM	$(15)	$(6)
As a % of Average Loans	0.00%	0.03%	0.13%	0.04%	(0.46%)			-0.08%	-0.05%
Loans 90+ Days Past Due (5)	$382	$354	$327	$293	$278	(5%)	(27%)
As a % of EOP Loans	2.62%	2.97%	3.00%	2.87%	3.02%
Loans 30-89 Days Past Due (5)	$362	$348	$334	$288	$295	2%	(19%)
As a % of EOP Loans	2.48%	2.92%	3.06%	2.82%	3.21%

(1)

Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury, certain North America legacy consumer loan portfolios, other legacy assets and discontinued operations.

(2)	4Q19 includes discrete tax items of roughly $540 million, including an approximate $430 million benefit of a reduction in Citi’s valuation allowance related to its Deferred Tax Assets (DTAs).
(3)	3Q19 includes discrete tax items of roughly $230 million, including an approximate $180 million benefit of a reduction in Citi’s valuation allowance related to its DTAs.
(4)

4Q18 includes a one-time benefit of $94 million, due to the finalization of the provisional component of the impact based on Citi’s analysis, as well as additional guidance received from the U.S. Treasury Department related to the enactment of the Tax Cuts and Jobs Act.

(5)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $367 million and ($0.8 billion), $309 million and ($0.7 billion), $273 million and ($0.7 billion), $249 million and ($0.6 billion), and $172 million and ($0.4 billion) as of December 31, 2018, March 31, 2019, June 30, 2019, September 30, 2019 and December 31, 2019, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $122 million and ($0.8 billion), $118 million and ($0.7 billion), $124 million and ($0.7 billion), and $110 million and ($0.6 billion), and $55 million and ($0.4 billion) as of of December 31, 2018, March 31, 2019, June 30, 2019, September 30, 2019 and December 31, 2019, respectively.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Fourth	Third	Fourth	Fourth	Third	Fourth	Fourth	Third		Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter
In millions of dollars, except as otherwise noted	2018	2019	2019(5)	2018	2019	2019(5)	2018	2019		2019(5)
Assets
Deposits with Banks	$175,251	$194,972	$195,268	$649	$736	$603	1.47%	1.50%		1.23%
Securities Borrowed and Purchased under Resale Agreements (6)	276,132	264,008	256,022	1,692	1,747	1,451	2.43%	2.63%		2.25%
Trading Account Assets (7)	206,860	251,225	243,597	1,505	1,896	1,957	2.89%	2.99%		3.19%
Investments	352,151	352,463	367,733	2,537	2,433	2,421	2.86%	2.74%		2.61%
Total Loans (net of Unearned Income) (8)	675,474	684,980	692,631	11,981	12,012	11,828	7.04%	6.96%		6.78%
Other Interest-Earning Assets	69,243	63,869	58,609	481	400	333	2.76%	2.48%		2.25%
Total Average Interest-Earning Assets	$1,755,111	$1,811,517	$1,813,860	$18,845	$19,224	$18,593	4.26%	4.21%		4.07%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$818,146	$891,917	$911,039	$2,619	$3,170	$2,753	1.27%	1.41%		1.20%
Deposit Insurance and FDIC Assessment	-	-	-	176	199	200
Total Deposits	818,146	891,917	911,039	2,795	3,369	2,953	1.36%	1.50%		1.29%
Securities Loaned and Sold under Repurchase Agreements (6)	177,058	199,500	188,153	1,466	1,630	1,320	3.28%	3.24%		2.78%
Trading Account Liabilities (7)	99,892	86,450	78,920	277	345	316	1.10%	1.58%		1.59%
Short-Term Borrowings	104,596	92,755	97,079	637	609	489	2.42%	2.60%		2.00%
Long-Term Debt (9)	198,174	197,641	197,972	1,678	1,583	1,470	3.36%	3.18%		2.95%
Total Average Interest-Bearing Liabilities	$1,397,866	$1,468,263	$1,473,163	$6,853	$7,536	$6,548	1.95%	2.04%		1.76%

Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,397,866	$1,468,263	$1,473,163	$6,677	$7,337	$6,348	1.90%	1.98%		1.71%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,992	$11,688	$12,045	2.71%	2.56%		2.63%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,168	$11,887	$12,245	2.75%	2.60%		2.68%

4Q19 Increase (Decrease) From							(8) bps	7	bps

4Q19 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From:							(7) bps	8	bps

(1)Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $69 million for 4Q18, $47 million for 3Q19 and $48 million for 4Q19.

(2)Citigroup average balances and interest rates include both domestic and international operations.

(3)Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)Average rate % is calculated as annualized interest over average volumes.

(5)Fourth quarter of 2019 is preliminary.

(6)Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)Nonperforming loans are included in the average loan balances.

(9)Excludes hybrid financial instruments with changes in fair value recorded in Principal Transactions.

Reclassified to conform to the current period's presentation.

DEPOSITS

(In billions of dollars)

						4Q19 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2018	2019	2019	2019	2019	3Q19	4Q18
Global Consumer Banking
North America	$149.5	$154.1	$153.0	$155.8	$160.5	3%	7%
Latin America	22.5	22.5	22.9	21.8	23.8	9%	6%
Asia (1)	99.3	101.8	102.7	102.3	106.7	4%	7%
Total	$271.3	$278.4	$278.6	$279.9	$291.0	4%	7%

ICG
North America	$354.8	$348.5	$355.9	$393.2	$374.2	(5%)	5%
EMEA	183.6	196.7	195.9	194.7	189.9	(2%)	3%
Latin America	32.3	34.1	34.0	34.3	36.2	6%	12%
Asia	156.0	159.3	166.2	172.7	167.4	(3%)	7%
Total	$726.7	$738.6	$752.0	$794.9	$767.7	(3%)	6%

Corporate/Other	$15.2	$13.4	$15.0	$13.0	$11.9	(8%)	(22%)

Total Deposits - EOP	$1,013.2	$1,030.4	$1,045.6	$1,087.8	$1,070.6	(2%)	6%

Total Deposits - Average	$1,005.7	$1,017.1	$1,039.9	$1,066.3	$1,089.5	2%	8%

Foreign Currency (FX) Translation Impact
Total EOP Deposits - as Reported	$1,013.2	$1,030.4	$1,045.6	$1,087.8	$1,070.6	(2%)	6%
Impact of FX Translation (2)	1.4	0.9	0.1	9.9	-
Total EOP Deposits - Ex-FX (2)	$1,014.6	$1,031.3	$1,045.7	$1,097.7	$1,070.6	(2%)	6%

(1)	Asia GCB includes deposits of certain EMEA countries for all periods presented.
(2)	Reflects the impact of FX translation into U.S. dollars at the fourth quarter of 2019 exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period's presentation, including a change in the reporting of the commercial banking businesses from GCB to ICG.

EOP LOANS

(In billions of dollars)

						4Q19 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2018	2019	2019	2019	2019	3Q19	4Q18
Global Consumer Banking

North America
Credit Cards	$144.5	$135.9	$140.2	$141.5	$149.2	5%	3%
Retail Banking	47.7	47.7	48.2	49.1	50.3	2%	5%
Total	$192.2	$183.6	$188.4	$190.6	$199.5	5%	4%

Latin America
Credit Cards	$5.7	$5.6	$5.7	$5.5	$6.0	9%	5%
Retail Banking	11.4	11.3	11.4	11.2	11.7	4%	3%
Total	$17.1	$16.9	$17.1	$16.7	$17.7	6%	4%

Asia (1)
Credit Cards	$19.3	$18.8	$19.2	$18.8	$19.9	6%	3%
Retail Banking	58.5	59.1	60.1	60.3	62.8	4%	7%
Total	$77.8	$77.9	$79.3	$79.1	$82.7	5%	6%

Total GCB Consumer Loans
Credit Cards	$169.5	$160.3	$165.1	$165.8	$175.1	6%	3%
Retail Banking	117.6	118.1	119.7	120.6	124.8	3%	6%
Total GCB	$287.1	$278.4	$284.8	$286.4	$299.9	5%	4%

Total Corporate/Other - Consumer	$15.3	$12.6	$11.7	$11.0	$9.6	(13%)	(37%)
Total Consumer Loans	$302.4	$291.0	$296.5	$297.4	$309.5	4%	2%

Corporate Loans - By Region
North America	$183.9	$190.5	$191.4	$190.9	$190.9	-	4%
EMEA	84.3	86.0	87.8	91.9	87.4	(5%)	4%
Latin America	41.8	41.2	40.2	38.1	39.1	3%	(6%)
Asia	71.8	73.7	72.8	73.4	72.5	(1%)	1%
Total Corporate Loans	$381.8	$391.4	$392.2	$394.3	$389.9	(1%)	2%

Corporate Loans - By Product
Corporate Lending	$157.4	$162.0	$159.6	$156.9	$152.6	(3%)	(3%)
Private Bank	95.7	99.6	102.6	105.3	109.0	4%	14%
Treasury and Trade Solutions	78.2	77.5	77.2	76.7	74.7	(3%)	(4%)
Markets and Securities Services	50.5	52.3	52.8	55.4	53.6	(3%)	6%
Total Corporate Loans	$381.8	$391.4	$392.2	$394.3	$389.9	(1%)	2%

Total Loans	$684.2	$682.3	$688.7	$691.7	$699.5	1%	2%

Foreign Currency (FX) Translation Impact
Total EOP Loans - as Reported	$684.2	$682.3	$688.7	$691.7	$699.5	1%	2%
Impact of FX Translation (2)	1.0	0.6	0.5	6.6	-
Total EOP Loans - Ex-FX (2)	$685.2	$682.9	$689.2	$698.3	$699.5	-	2%

(1)	Asia GCB includes loans of certain EMEA countries for all periods presented.
(2)	Reflects the impact of FX translation into U.S. dollars at the fourth quarter of 2019 exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period's presentation, including a change in the reporting of the commercial banking businesses from GCB to ICG.

SUPPLEMENTAL DETAIL

CONSUMER LOANS 90+ DAYS DELINQUENCY AMOUNTS AND RATIOS

BUSINESS VIEW

(In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	4Q	1Q	2Q	3Q	4Q	4Q
	2018	2019	2019	2019	2019	2019
GCB (2)
Total	$2,550	$2,505	$2,426	$2,470	$2,737	$299.9
Ratio	0.89%	0.90%	0.85%	0.86%	0.91%

Retail Bank (2)
Total	$416	$394	$416	$392	$438	$124.8
Ratio	0.36%	0.34%	0.35%	0.33%	0.35%
North America (2)	$135	$132	$133	$125	$146	$50.3
Ratio	0.29%	0.28%	0.28%	0.26%	0.29%
Latin America	$108	$95	$108	$97	$106	$11.7
Ratio	0.95%	0.84%	0.95%	0.87%	0.91%
Asia (3)	$173	$167	$175	$170	$186	$62.8
Ratio	0.30%	0.28%	0.29%	0.28%	0.30%

Cards
Total	$2,134	$2,111	$2,010	$2,078	$2,299	$175.1
Ratio	1.26%	1.32%	1.22%	1.25%	1.31%
North America - Citi-Branded	$812	$828	$799	$807	$915	$96.3
Ratio	0.88%	0.95%	0.88%	0.88%	0.95%
North America - Retail Services	$952	$918	$840	$923	$1,012	$52.9
Ratio	1.81%	1.88%	1.69%	1.85%	1.91%
Latin America	$171	$165	$169	$152	$165	$6.0
Ratio	3.00%	2.95%	2.96%	2.76%	2.75%
Asia (3)	$199	$200	$202	$196	$207	$19.9
Ratio	1.03%	1.06%	1.05%	1.04%	1.04%

Corporate/Other - Consumer (2)	$382	$354	$327	$293	$278	$9.6
Ratio	2.63%	2.97%	2.97%	2.82%	3.02%

Total Citigroup (2)	$2,932	$2,859	$2,753	$2,763	$3,015	$309.5
Ratio	0.97%	0.99%	0.93%	0.93%	0.98%

(1)	The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 90+ Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 1 on page 17.

(3)	Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

Reclassified to conform to the current period's presentation, including a change in the reporting of the commercial banking businesses from GCB to ICG.

SUPPLEMENTAL DETAIL

CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS

BUSINESS VIEW

(In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	4Q	1Q	2Q	3Q	4Q	4Q
	2018	2019	2019	2019	2019	2019

GCB (2)
Total	$2,864	$2,751	$2,783	$2,956	$3,001	$299.9
Ratio	1.00%	0.99%	0.98%	1.03%	1.00%

Retail Bank (2)
Total	$752	$744	$831	$803	$816	$124.8
Ratio	0.64%	0.63%	0.70%	0.67%	0.66%
North America (2)	$265	$263	$341	$313	$334	$50.3
Ratio	0.56%	0.56%	0.72%	0.65%	0.67%
Latin America	$185	$185	$191	$191	$180	$11.7
Ratio	1.62%	1.64%	1.68%	1.71%	1.54%
Asia (3)	$302	$296	$299	$299	$302	$62.8
Ratio	0.52%	0.50%	0.50%	0.50%	0.48%

Cards
Total	$2,112	$2,007	$1,952	$2,153	$2,185	$175.1
Ratio	1.25%	1.25%	1.18%	1.30%	1.25%
North America - Citi-Branded	$755	$731	$705	$800	$814	$96.3
Ratio	0.82%	0.84%	0.78%	0.87%	0.85%
North America - Retail Services	$932	$859	$831	$943	$945	$52.9
Ratio	1.77%	1.76%	1.68%	1.89%	1.79%
Latin America	$170	$161	$159	$161	$159	$6.0
Ratio	2.98%	2.88%	2.79%	2.93%	2.65%
Asia (3)	$255	$256	$257	$249	$267	$19.9
Ratio	1.32%	1.36%	1.34%	1.32%	1.34%

Corporate/Other - Consumer (2)	$362	$348	$334	$288	$295	$9.6
Ratio	2.50%	2.92%	3.04%	2.77%	3.21%

Total Citigroup (2)	$3,226	$3,099	$3,117	$3,244	$3,296	$309.5
Ratio	1.07%	1.07%	1.06%	1.10%	1.07%

(1)	The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 30-89 Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 1 on page 17.

(3)	Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

Reclassified to conform to the current period's presentation, including a change in the reporting of the commercial banking businesses from GCB to ICG.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1

(In millions of dollars)

						4Q19 Increase/		Full	Full	FY 2019 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2018 Increase/
	2018	2019	2019	2019	2019	3Q19	4Q18	2018	2019	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$12,336	$12,315	$12,329	$12,466	$12,530			$12,355	$12,315

Gross Credit (Losses)	(2,166)	(2,345)	(2,354)	(2,281)	(2,361)	(4%)	(9%)	(8,665)	(9,341)	(8%)
Gross Recoveries	380	397	391	368	417	13%	10%	1,552	1,573	1%
Net Credit (Losses) / Recoveries (NCLs)	(1,786)	(1,948)	(1,963)	(1,913)	(1,944)	2%	9%	(7,113)	(7,768)	9%
NCLs	1,786	1,948	1,963	1,913	1,944	2%	9%	7,113	7,768	9%
Net Reserve Builds / (Releases)	92	67	53	132	112	(15%)	22%	394	364	(8%)
Net Specific Reserve Builds / (Releases)	(28)	(71)	73	17	67	NM	NM	(153)	86	NM
Provision for Loan Losses	1,850	1,944	2,089	2,062	2,123	3%	15%	7,354	8,218	12%
Other (2) (3) (4) (5) (6) (7)	(85)	18	11	(85)	74	NM	NM	(281)	18
Allowance for Loan Losses at End of Period (1) (a)	$12,315	$12,329	$12,466	$12,530	$12,783			$12,315	$12,783

Allowance for Unfunded Lending Commitments (8) (a)	$1,367	$1,391	$1,376	$1,385	$1,456			$1,367	$1,456

Provision (Release) for Unfunded Lending Commitments	$47	$24	$(15)	$9	$74			$113	$92

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$13,682	$13,720	$13,842	$13,915	$14,239			$13,682	$14,239

Total Allowance for Loan Losses as a Percentage of Total Loans (9)	1.81%	1.82%	1.82%	1.82%	1.84%

Consumer:
Allowance for Loan Losses at Beginning of Period (1)	$9,537	$9,504	$9,598	$9,679	$9,727			$9,412	$9,504

Net Credit Losses (NCLs)	(1,730)	(1,869)	(1,874)	(1,803)	(1,830)	1%	6%	(6,908)	(7,376)	7%
NCLs	1,730	1,869	1,874	1,803	1,830	1%	6%	6,908	7,376	7%
Net Reserve Builds / (Releases)	34	63	3	95	107	13%	NM	352	268	(24%)
Net Specific Reserve Builds / (Releases)	5	8	70	18	11	(39%)	NM	(2)	107	NM
Provision for Loan Losses	1,769	1,940	1,947	1,916	1,948	2%	10%	7,258	7,751	7%
Other (2) (3) (4) (5) (6) (7)	(72)	23	8	(65)	52	NM	NM	(258)	18	NM
Allowance for Loan Losses at End of Period (1) (b)	$9,504	$9,598	$9,679	$9,727	$9,897			$9,504	$9,897

Consumer Allowance for Unfunded Lending Commitments (8) (b)	$2	$-	$-	$2	$4			$2	$4

Provision (Release) for Unfunded Lending Commitments	$-	$(3)	$-	$2	$2			$-	$1

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$9,506	$9,598	$9,679	$9,729	$9,901			$9,506	$9,901

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans	3.14%	3.30%	3.26%	3.27%	3.20%

Corporate
Allowance for Loan Losses at Beginning of Period (1)	$2,799	$2,811	$2,731	$2,787	$2,803			$2,943	$2,811

Net Credit (Losses) / Recoveries (NCLs)	(56)	(79)	(89)	(110)	(114)	4%	NM	(205)	(392)	91%
NCLs	56	79	89	110	114	4%	NM	205	392	91%
Net Reserve Builds / (Releases)	58	4	50	37	5	(86%)	(91%)	42	96	NM
Net Specific Reserve Builds / (Releases)	(33)	(79)	3	(1)	56	NM	NM	(151)	(21)	86%
Provision for Loan Losses	81	4	142	146	175	20%	NM	96	467	NM
Other (2)	(13)	(5)	3	(20)	22			(23)	-
Allowance for Loan Losses at End of Period (1) (c)	$2,811	$2,731	$2,787	$2,803	$2,886			$2,811	$2,886

Corporate Allowance for Unfunded Lending Commitments (8) (c)	$1,365	$1,391	$1,376	$1,383	$1,452			$1,365	$1,452

Provision (Release) for Unfunded Lending Commitments	$47	$27	$(15)	$7	$72			$113	$91

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (c)]	$4,176	$4,122	$4,163	$4,186	$4,338			$4,176	$4,338

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (9)	0.74%	0.70%	0.72%	0.72%	0.75%

Footnotes to these tables are on the following page (page 24).

ALLOWANCE FOR CREDIT LOSSES - PAGE 2

The following footnotes relate to the tables on the prior page (page 23).

(1)

Allowance for credit losses represents management's estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(3)	4Q18 Consumer includes a decrease of approximately $76 million related to FX translation.

(4)	1Q19 Consumer includes an increase of approximately $26 million related to FX translation.

(5)	2Q19 Consumer includes an increase of approximately $13 million related to FX translation.

(6)	3Q19 Consumer includes a decrease of approximately $65 million related to FX translation.

(7)

4Q19 Consumer includes a reduction of approximately $33 million related to the sale or transfers to HFS of various loan portfolios. Additionally, the fourth quarter includes an increase of approximately $86 million related to FX translation.

(8)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(9)

December 31, 2018, March 31, 2019, June 30, 2019, September 30, 2019 and December 31, 2019 exclude $3.2 billion, $3.9 billion, $3.8 billion, $3.8 billion and $4.1 billion, respectively, of loans which are carried at fair value.

NM  Not meaningful.

Reclassified to conform to the current period's presentation, including a change in the reporting of the commercial banking businesses from GCB to ICG.

COMPONENTS OF PROVISION FOR LOAN LOSSES

(In millions of dollars)

						4Q19 Increase/		Full	Full	FY 2019 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2018 Increase/
	2018	2019	2019	2019	2019	3Q19	4Q18	2018	2019	(Decrease)

Global Consumer Banking
Net Credit Losses	$1,733	$1,868	$1,870	$1,802	$1,842	2%	6%	$6,884	$7,382	7%
Credit Reserve Build / (Release)	85	96	94	129	120	(7%)	41%	568	439	(23%)
North America
Net Credit Losses	1,281	1,408	1,417	1,350	1,408	4%	10%	5,085	5,583	10%
Credit Reserve Build / (Release)	78	118	81	161	109	(32%)	40%	460	469	2%
Retail Banking
Net Credit Losses	31	39	40	40	42	5%	35%	126	161	28%
Credit Reserve Build / (Release)	5	(3)	(4)	(1)	(2)	(100%)	NM	8	(10)	NM
Citi-Branded Cards
Net Credit Losses	650	706	723	712	723	2%	11%	2,602	2,864	10%
Credit Reserve Build / (Release)	41	76	64	141	115	(18%)	NM	226	396	75%
Citi Retail Services
Net Credit Losses	600	663	654	598	643	8%	7%	2,357	2,558	9%
Credit Reserve Build / (Release)	32	45	21	21	(4)	NM	NM	226	83	(63%)
Latin America
Net Credit Losses	289	296	279	275	259	(6%)	(10%)	1,131	1,109	(2%)
Credit Reserve Build / (Release)	(8)	(2)	3	(34)	(5)	85%	38%	84	(38)	NM
Retail Banking
Net Credit Losses	143	136	123	119	116	(3%)	(19%)	545	494	(9%)
Credit Reserve Build / (Release)	(19)	1	(14)	(28)	(22)	21%	(16%)	(5)	(63)	NM
Citi-Branded Cards
Net Credit Losses	146	160	156	156	143	(8%)	(2%)	586	615	5%
Credit Reserve Build / (Release)	11	(3)	17	(6)	17	-	55%	89	25	(72%)
Asia (1)
Net Credit Losses	163	164	174	177	175	(1%)	7%	668	690	3%
Credit Reserve Build / (Release)	15	(20)	10	2	16	NM	7%	24	8	(67%)
Retail Banking
Net Credit Losses	61	58	62	66	69	5%	13%	242	255	5%
Credit Reserve Build / (Release)	(3)	4	3	5	7	40%	NM	(13)	19	NM
Citi-Branded Cards
Net Credit Losses	102	106	112	111	106	(5%)	4%	426	435	2%
Credit Reserve Build / (Release)	18	(24)	7	(3)	9	NM	(50%)	37	(11)	NM

Institutional Clients Group (ICG)
Net Credit Losses	56	78	91	110	115	5%	NM	208	394	89%
Credit Reserve Build / (Release)	26	(74)	52	36	57	58%	NM	(109)	71	NM

Corporate / Other
Net Credit Losses	(3)	2	2	1	(13)	NM	NM	21	(8)	NM
Credit Reserve Build / (Release)	(47)	(26)	(20)	(16)	2	NM	NM	(218)	(60)	72%

Total Provision for Loan Losses	$1,850	$1,944	$2,089	$2,062	$2,123	3%	15%	$7,354	$8,218	12%

(1)	Asia GCB includes NCLs and credit reserve builds (releases) for certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period's presentation, including a change in the reporting of the commercial banking businesses from GCB to ICG.

NON-ACCRUAL ASSETS

(In millions of dollars)

						4Q19 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2018	2019	2019	2019	2019	3Q19	4Q18
Non-Accrual Loans (1)
Corporate Non-Accrual Loans by Region
North America	$586	$1,061	$913	$1,056	$1,214	15%	NM
EMEA	375	317	321	307	430	40%	15%
Latin America	307	305	353	399	473	19%	54%
Asia	243	49	80	84	71	(15%)	(71%)
Total	$1,511	$1,732	$1,667	$1,846	$2,188	19%	45%

Consumer Non-Accrual Loans by Region (2)
North America	$1,138	$1,090	$1,082	$1,013	$905	(11%)	(20%)
Latin America	638	614	629	595	632	6%	(1%)
Asia (3)	250	251	260	258	279	8%	12%
Total	$2,026	$1,955	$1,971	$1,866	$1,816	(3%)	(10%)

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS
Institutional Clients Group	$31	$31	$34	$20	$18	(10%)	(42%)
Global Consumer Banking	18	18	11	10	6	(40%)	(67%)
Corporate/Other	50	49	37	42	37	(12%)	(26%)
TOTAL OTHER REAL ESTATE OWNED (OREO) (4)	$99	$98	$82	$72	$61	(15%)	(38%)

OREO By Region
North America	$64	$63	$47	$51	$39	(24%)	(39%)
EMEA	1	1	1	1	1	-	-
Latin America	12	13	14	14	14	-	17%
Asia	22	21	20	6	7	17%	(68%)
Total	$99	$98	$82	$72	$61	(15%)	(38%)

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$1,511	$1,732	$1,667	$1,846	$2,188	19%	45%
Consumer Non-Accrual Loans	2,026	1,955	1,971	1,866	1,816	(3%)	(10%)
Non-Accrual Loans (NAL)	3,537	3,687	3,638	3,712	4,004	8%	13%
OREO	99	98	82	72	61	(15%)	(38%)
Non-Accrual Assets (NAA)	$3,636	$3,785	$3,720	$3,784	$4,065	7%	12%

NAL as a % of Total Loans	0.52%	0.54%	0.53%	0.54%	0.57%
NAA as a % of Total Assets	0.19%	0.19%	0.19%	0.19%	0.21%

Allowance for Loan Losses as a % of NAL	348%	334%	343%	338%	319%

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup's risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes Statement of Position (SOP) 03-3 purchased distressed loans.
(3)	Asia GCB includes balances for certain EMEA countries for all periods presented.
(4)

Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM  Not meaningful.

Reclassified to conform to the current period's presentation, including a change in the reporting of the commercial banking businesses from GCB to ICG.

CITIGROUP

CET1 CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS, TANGIBLE COMMON EQUITY, BOOK VALUE PER

SHARE AND TANGIBLE BOOK VALUE PER SHARE

(In millions of dollars or shares, except per share amounts and ratios)

	December 31,	March 31,	June 30,	September 30,	December 31,
Common Equity Tier 1 Capital Ratio and Components(1)	2018	2019	2019	2019	2019(2)
Citigroup Common Stockholders' Equity(3)	$177,928	$178,427	$179,534	$177,052	$175,414
Add: Qualifying noncontrolling interests	147	144	154	145	154
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax(4)	(728)	(442)	75	328	123
Cumulative unrealized net gain (loss) related to changes in fair value of financial
liabilities attributable to own creditworthiness, net of tax(5)	580	(67)	(85)	181	(679)
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(6)	21,778	21,768	21,793	21,498	21,017
Identifiable intangible assets other than mortgage servicing rights
(MSRs), net of related DTLs	4,402	4,390	4,264	4,132	4,087
Defined benefit pension plan net assets	806	811	969	990	803
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit
and general business credit carry-forwards	11,985	11,756	11,547	11,487	12,335
Common Equity Tier 1 Capital (CET1)	$139,252	$140,355	$141,125	$138,581	$137,882
Risk-Weighted Assets (RWA)	$1,174,448	$1,178,628	$1,187,328	$1,197,050	$1,175,366
Common Equity Tier 1 Capital Ratio (CET1/RWA)	11.86%	11.91%	11.89%	11.58%	11.7%

Supplementary Leverage Ratio and Components
Common Equity Tier 1 Capital (CET1)	$139,252	$140,355	$141,125	$138,581	$137,882
Additional Tier 1 Capital (AT1)(7)	18,870	18,357	18,322	19,452	18,010
Total Tier 1 Capital (T1C) (CET1 + AT1)	$158,122	$158,712	$159,447	$158,033	$155,892
Total Leverage Exposure (TLE)	$2,465,641	$2,463,958	$2,500,128	$2,520,352	$2,507,977
Supplementary Leverage Ratio (T1C/TLE)	6.41%	6.44%	6.38%	6.27%	6.2%

Tangible Common Equity, Book Value Per Share and Tangible Book Value Per Share
Common Stockholders' Equity	$177,760	$178,272	$179,379	$176,893	$175,262
Less:
Goodwill	22,046	22,037	22,065	21,822	22,126
Intangible assets (other than MSRs)	4,636	4,645	4,518	4,372	4,327
Tangible Common Equity (TCE)	$151,078	$151,590	$152,796	$150,699	$148,809
Common Shares Outstanding (CSO)	2,368.5	2,312.5	2,259.1	2,183.2	2,114.1
Book Value Per Share (Common Equity/CSO)	$75.05	$77.09	$79.40	$81.02	$82.90
Tangible Book Value Per Share (TCE/CSO)	$63.79	$65.55	$67.64	$69.03	$70.39

(1)	See footnote 4 on page 1.
(2)	Preliminary.
(3)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(4)

Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(5)

The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected, and own-credit valuation adjustments on derivatives, are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.

(6)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(7)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

Reclassified to conform to the current period's presentation.